UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2022

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, TX 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

iBio, Inc. (the “Company”) will be making several presentations to investors over the next several weeks. In connection with the presentations, the Company intends to discuss the investor presentation, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in the investor presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The investor presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time if its management believes it is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

Item 8.01.     Other Events.

As previously reported by the Company in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 27, 2021 (the “August 2021 Form 8-K”), on August 23, 2021, the Company entered into a series of agreements with RubrYc Theraputics, Inc. (“RubrYc”) described in more detail in the August 2021 Form 8-K whereby in exchange for a $5 million investment in RubrYc, a potential further investment of $2.5 million, potential future milestones and royalties, the Company acquired:

•A worldwide exclusive license to certain antibodies that RubrYc developed under what it calls its RTX-003 campaign, which are promising immuno-oncology antibodies that bind to the CD25 protein without interfering with the IL-2 signaling pathway thereby potentially depleting T regulatory (T reg) cells while enhancing T effector (T eff) cells and encouraging the immune system to attack cancer cells

•Options for iBio to license additional antibodies developed using RubrYc’s artificial intelligence-based antibody discovery platform

•Preferred stock in RubrYc.

In connection with the entry into a Collaboration and License Agreement (the “RTX-003 License Agreement”) and a Collaboration, Option and License Agreement (the “Collaboration Agreement”) with RubrYc, as described in the August 2021 Form 8-K, the Company entered into a Stock Purchase Agreement (“Stock Purchase Agreement”) with RubrYc whereby it purchased 1,909,563 shares of RubrYc’s Series A-2 preferred stock (“Series A-2 Preferred”) for $5,000,000 and agreed to acquire an additional 954,782 shares of RubrYc’s Series A-2 Preferred for $2,500,000 in the event certain conditions set forth in the Stock Purchase Agreement are satisfied as of December 1, 2021. In connection with the Stock Purchase Agreement, the Company entered into the RubrYc Therapeutics, Inc. Second Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), RubrYc Therapeutics, Inc. Second Amended and Restated Voting Agreement (the “Voting Agreement”) and the RubrYc Therapeutics, Inc. Second Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Right of First Refusal and Co-Sale Agreement”).

On March 16, 2022, pursuant to the Stock Purchase Agreement, and upon the satisfaction of the conditions set forth therein, the Company acquired an additional 954,782 shares of RubrYc’s Series A-2 preferred stock for $2.5 million.

The rights, preferences of and privileges of the RubrYc Series A-2 Preferred Stock (“Series A-2 Preferred”) are set forth in the Third Amended and Restated Certificate of Incorporation of RubrYc Therapeutics, Inc. (the “Amended RubrYc COI”), and include a preferential eight percent (8%) dividend, senior rights on liquidation, the right to elect a Series A-2 Preferred director for as long as the Company holds at least 1,500,000 shares of RubrYc stock, the right to vote on an as-converted basis, certain anti-dilution and other protective provisions, the right to convert the Series A-2 Preferred into shares of RubrYc common stock at the Company’s option, and mandatory conversion of the Series A-2 Preferred into shares of RubrYc common stock upon (a) the closing of a firm-commitment underwritten public offering to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, for shares of RubrYc common stock at a per share price of at least five (5) times the Series A-2 Original Issue Price (as defined in the Amended RubrYc COI) and resulting in at least $30,000,000 of gross proceeds to RubrYc or (b) such other date, time or event, specified by vote or written consent of the majority of the aggregate voting power, on an as-converted basis, of the RubrYc Series A preferred stock (“Series A Preferred” and together with the Series A-2 Preferred, the “Senior Preferred Stock”) and Series A-2 Preferred.

The Right of First Refusal and Co-Sale Agreement gives RubrYc the right of first refusal on stock sales by key holders, generally defined as founders, and a second right of first refusal and a co-sale right to specified other investors, including certain holders of Senior Preferred Stock and the Company.

The Investors’ Rights Agreement provides the holders of Senior Preferred Stock with, among things: (i) demand registration rights, under specified circumstances; (ii) piggyback registration rights in the event of a company registered offering; (iii) lock-up and market-standoff obligations following a registered underwritten public offering; (iv) preemptive rights on company offered securities; and (v) additional protective covenants that require the approval at least two of the three directors elected by the holders of the Senior Preferred Stock .

Pursuant to the Voting Agreement, certain RubrYC stockholders are contractually obligated to, among other things, vote for and maintain the authorized number of directors at five members, one of which the Company has the contractual right to elect subject to the conditions set forth above.

The foregoing summary descriptions of the Collaboration Agreement, the RTX-003 License Agreement, the Stock Purchase Agreement, the Investors’ Rights Agreement, the Voting Agreement, the Right of First Refusal and Co-Sale Agreement and Amended RubrYc COI are not complete and are qualified in their entirety by reference to the full text of the Collaboration Agreement, the Collaboration and License Agreement, the Stock Purchase Agreement, the Investor Rights Agreement, the Voting Agreement, the Right of First Refusal and Co-Sale Agreement and Amended RubrYc COI, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and 99.2 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit Number	Exhibit Description
10.1 †*

Collaboration, Option and License Agreement, dated August 23, 2021, by and between iBio, Inc. and RubrYc Therapeutics, Inc. (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 27, 2021 (File No. 001-35023)

10.2 †*

Collaboration and License Agreement, dated August 23, 2021, by and between iBio, Inc. and RubrYc Therapeutics, Inc. (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 27, 2021 (File No. 001-35023)

10.3†*

Stock Purchase Agreement, dated August 23, 2021, by and between iBio, Inc. and RubrYc Therapeutics, Inc. (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 27, 2021 (File No. 001-35023)

10.4†*

Second Amended and Restated Investor Rights Agreement, dated August 23, 2021, by and among RubrYc Therapeutics, Inc. and certain investors (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 27, 2021 (File No. 001-35023)

10.5†*

Second Amended and Restated Voting Agreement, dated August 23, 2021, by and among RubrYc Therapeutics, Inc. and certain investors (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 27, 2021 (File No. 001-35023)

10.6†*

Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated August 23, 2021, by and among RubrYc Therapeutics, Inc. and certain investors (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 27, 2021 (File No. 001-35023)

99.1	iBio, Inc. Investor Presentation dated March 2022.
99.2

Third Amended and Restated Certificate of Incorporation of RubrYc Therapeutics, Inc. (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on August 27, 2021 (File No. 001-35023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 * Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

†The Company has omitted certain portions of the Collaboration, Option and License Agreement and the Collaboration and License Agreement, Stock Purchase Agreement, Investors’ Rights Agreement, Voting Agreement, and Right of First Refusal and Co-Sale Agreement in accordance with Item 601(b)(10) of Regulation S-K. The Company agrees to furnish unredacted copies of these Exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO, INC.

Date: March 18, 2022	By:	/s/ Thomas F. Isett
		Name:	Thomas F. Isett
		Title:	Chief Executive Officer